SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-KA

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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    Date of Report: March 8, 2005 revision of filing dated February 15, 2005


                          ActiveCore Technologies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


            Nevada                       000-30397              65-6998896
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 (State or other jurisdiction           (Commission           (IRS Employer
       of incorporation)               File Number)        Identification No.)

                        156 Front Street West, Suite 210
                            Toronto, Ontario, M5J 2L6
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                    (Address of principal executive offices)

                                 (416)-252-6200
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                (Registrant's Executive Office Telephone Number)


Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

February 9, 2005
Change in Accountant, Financial Statements and Exhibits


Item 4.01 Changes in Registrant's Certifying Accountant.

(a) By letter dated February 9, 2005 ActiveCore dismissed the services of Weinberg & Company P.A. ("Weinberg") the independent auditor of ActiveCore Technologies Inc. (the "Company") for the last 6 years as a result of the new engagement of BDO Global as its world wide auditors. On February 10, 2005 the Company received a response advice from Weinberg to cease its engagement with the company due to the appointment of BDO Global. The company has accepted a proposal from BDO Dunwoody LLP the Canadian regional representative of BDO Global Coordination BV to become worldwide auditors commencing with the audit for the fiscal year ended December 31, 2004.


The reports of Weinberg on the Company's consolidated financial statements as of and for the years ended December 31, 2003 and 2002 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles however each year end report contained a modification paragraph that expressed substantial doubt about the Company's ability to continue as a going concern.


During the fiscal years ended December 31, 2002 and 2003, and through the third quarter ended September 30, 2004, of the Company's current fiscal year ending December 31, 2004, and through to the date that the company dismissed Weinberg, February 9, 2005, there were no disagreements with Weinberg on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Weinberg's satisfaction, would have caused Weinberg to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such periods; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.


As indicated in the press release of February 9, 2005, the Audit Committee of the Company's Board of Directors has chosen BDO Global as its new auditors and has authorized the dismissal of audit services by Weinberg. The choice of auditors was made in order to streamline the auditing process now that ActiveCore has substantial international operations in the UK and Canada in addition to the US.


The Company provided Weinberg with a copy of the foregoing disclosures and requested Weinberg to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated March 8, 2005, is filed as Exhibit 16.1 to this Form 8-KA.



Item 9.01 Financial Statements and Exhibits

(c) Exhibits


Exhibit Number      Description
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10.1                Copy of Press Release re change of auditors

16.1 Letter Re Change in Certifying Accountant: Letter from Weinberg & Company P.A. to the Securities and Exchange Commission dated March 8, 2005

16.2 Letter to the SEC dated March 8, 2005 clarifying events concerning the dismissal of former auditors and hiring of new auditors

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 8, 2005                          ActiveCore Technologies, Inc.


                                                By:   /s/ Peter J. Hamilton
                                                      --------------------------
                                                Name: Peter J. Hamilton
                                                Its:  President and CEO